Exhibit 10.4

EXECUTION VERSION

September 5, 2019

Motorola Solutions, Inc.

500 W. Monroe Street

Chicago, Illinois 60661

Attention: General Counsel

Re: Amendments to Investment Agreement

Reference is made to that certain Investment Agreement, dated as of August 4, 2015, by and among Motorola Solutions, Inc. (the “Company”), Silver Lake Partners IV, L.P. (“Partners IV”) and Silver Lake Partners IV Cayman (AIV II), L.P. (together with Partners IV, the “SL Parties”) (such agreement, the “Investment Agreement”).

Reference is also made to that certain Investment Agreement, dated as of the date hereof, by and among the Company, Silver Lake Partners Alpine, L.P. and Silver Lake Alpine (Offshore Master), L.P. (the “New Investment Agreement”).

The Company and the SL Parties hereby agree that, subject to, and effective as of, the consummation of the Closing (as such term is defined in the New Investment Agreement, the “Closing”) in accordance with the terms of the New Investment Agreement, the rights and obligations of the parties to the Investment Agreement pursuant to Section 4.07 of the Investment Agreement shall terminate and be of no further force and effect; provided, that such termination shall not result in the waiver of any breach (or any cause of action in respect thereof) of Section 4.07 of the Investment Agreement occurring prior to such termination.

Except for the provisions set forth herein, the Investment Agreement shall remain in full force and effect, and this letter agreement shall not be deemed to constitute a waiver or modification of any other representation, warranty, condition or covenant contained in the Investment Agreement.

Sections 6.08, 6.09 and 6.10 of the Investment Agreement are incorporated herein by reference, mutatis mutandis.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this letter agreement as of the day and year first above written.

SILVER LAKE PARTNERS IV, L.P.

By:	/s/ Egon Durban
Name:	Egon Durban
Title:	Managing Director

SILVER LAKE PARTNERS IV CAYMAN (AIV II), L.P.

By: Silver Lake Technology Associates IV Cayman, L.P., its general partner

By: Silver Lake (Offshore) AIV GP IV, Ltd., its general partner

By:	/s/ Greg Mondre
Name:	Greg Mondre
Title:	Director

AGREED AND ACCEPTED:

MOTOROLA SOLUTIONS, INC.

By:	/s/ Kristin L. Kruska
Name:	Kristin L. Kruska
Title:	Corporate Vice President and Secretary

[Signature Page to Amendment to Investment Agreement]